                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 28, 2002

                            Merrill Lynch & Co., Inc.
                            -------------------------
             (Exact name of Registrant as specified in its charter)


    Delaware                         1-7182                       13-2740599
--------------------------------------------------------------------------------
  (State or other                 (Commission                (I.R.S. Employer
  jurisdiction of                 File Number)               Identification No.)
  incorporation)


  4 World Financial Center, New York, New York       10080
  --------------------------------------------       -----
           (Address of principal executive offices)  (Zip Code)


Registrant's telephone number, including area code: (212) 449-1000
                                                    --------------



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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Item 5.  Other Events
-------  ------------

     Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-52822) filed by Merrill Lynch & Co., Inc. (the "Company") with the Securities and Exchange Commission covering Senior Debt Securities issuable under an indenture dated as of April 1, 1983, as amended through the date hereof, between the Company and JPMorgan Chase Bank (as so amended, the "Indenture"). The Company will issue $35,000,000 aggregate principal amount of Market Index Target-Term Securities(R) based upon the Russell 2000(R) Index due March 30, 2009 under the Indenture. The exhibits consist of the form of Securities and an opinion of counsel relating thereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

                                   EXHIBITS

         (4) Instruments defining the rights of security holders, including indentures.

                                   Form of Merrill Lynch & Co., Inc.'s
                                   Market Index Target-Term
                                   Securities(R) based upon the Russell
                                   2000(R) Index due March 30, 2009.

         (5) & (23)                Opinion re: legality; consent of counsel.

                                   Opinion of Sidley Austin Brown &
                                   Wood LLP relating to the Market
                                   Index Target-Term Securities(R)
                                   based upon the Russell 2000(R) Index
                                   due March 30, 2009 (including
                                   consent for inclusion of such
                                   opinion in this report and in
                                   Merrill Lynch & Co., Inc.'s
                                   Registration Statement relating to
                                   such Securities).


                                        2

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                MERRILL LYNCH & CO., INC.
                                -------------------------
                                            (Registrant)


                                By:  /s/ John C. Stomber
                                     ---------------------------------------
                                         John C. Stomber
                                      Senior Vice President
                                             and
                                          Treasurer


Date:  March 28, 2002



                                       3


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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549










                            MERRILL LYNCH & CO., INC.











                          EXHIBITS TO CURRENT REPORT ON
                          FORM 8-K DATED MARCH 28, 2002



                                                   Commission File Number 1-7182



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                                  Exhibit Index

Exhibit No.              Description                                       Page
-----------              -----------                                       ----

(4) Instruments defining the rights of security holders, including indentures.

                                    Form of Merrill Lynch & Co., Inc.'s Market
                                    Index Target-Term Securities(R) based upon the Russell 2000(R) Index due March 30, 2009.

(5) & (23)               Opinion re:  legality; consent of counsel.

                                    Opinion of Sidley Austin Brown & Wood LLP relating to the Market Index Target-Term Securities(R) based upon the Russell 2000(R) Index due March 30, 2009 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statement relating to such Securities).